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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statements No. 333-56979, 333-68052, 33-86830, 333-07391, 333-18563 and 333-28789 of Fisher
Scientific International Inc. on Forms S-8 of our report dated February 1, 2002, appearing in this Annual Report on Form 10-K of Fisher Scientific International Inc. for the year ended December 31, 2001.


/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2002